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                                                                    EXHIBIT 24





                             POWER OF ATTORNEY OF

                         FIRST BANCORPORATION OF OHIO
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                         FIRST BANCORPORATION OF OHIO

                          LIMITED POWER OF ATTORNEY
                      REGISTRATION STATEMENT ON FORM S-4


        The undersigned directors and officers of FIRST BANCORPORATION OF OHIO (the "COMPANY") hereby constitute and appoint Howard L. Flood, Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-4 relating to the registration of shares of the Common Stock of the Company relating to the acquisition of The CIVISTA Corporation, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        EFFECTIVE the 18th day of August, 1994, unless otherwise indicated below.


/s/ Howard L. Flood                     /s/ Gary J. Elek
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Howard L. Flood                         Gary J. Elek
President and Chief Executive Officer   Senior Vice President and Treasurer


/s/ John C. Blickle                     /s/ Robert M. Carter
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John C. Blickle, Director               Robert M. Carter, Director


/s/ Richard A. Chenoweth                /s/ Elizabeth A. Dalton
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Richard A. Chenoweth, Director          Elizabeth A. Dalton, Director


/s/ Terry L. Haines                     /s/ Richard L. Hardgrove
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Terry L. Haines, Director               Richard L. Hardgrove, Director


/s/ Clifford J. Isroff                  /s/ Philip A. Lloyd, II
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Clifford J. Isroff, Director            Philip A. Lloyd, II, Director


/s/ Robert G. Merzweiler                /s/ Stephen E. Myers
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Robert G. Merzweiler, Director          Stephen E. Myers, Director


                     (signatures continued on next page)
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                  (signatures continued from previous page)





/s/ Gilbert H. Neal                     /s/ Roger T. Read
- -----------------------------           ----------------------------
Gilbert H. Neal, Director               Roger T. Read, Director


/s/ Justin T. Rogers, Jr.
- -----------------------------           ----------------------------
Justin T. Rogers, Jr., Director         Del Spitzer, Director